UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

MAY 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the first Semi-Annual Report for the Spirit of America Energy Fund (the “Fund”). This includes a review of our performance in the first six months of fiscal year 2015, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

We believe that an investment in American energy infrastructure will lower energy costs over the long term, producing tangible economic benefits, and driving us toward North American energy independence. As crude oil prices declined in late 2014, we found opportunities to accumulate equities at what we believe were attractive valuations.

The Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing primarily in energy companies which own gathering and processing facilities, transportation systems, storage terminals, refining capacity and export facilities, with the goal of producing and growing distributable cash flow. Our goal is to maximize total return to our shareholders by benefitting from the cash generated through the utilization of these assets, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager

ENERGY FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth is expected to remain positive in the first half of fiscal year 2015 despite the negative preliminary GDP reading in the first quarter. We believe that the economy will continue to expand as we head into the second half of fiscal 2015. Leading economic indicators have returned to positive territory at the end of the first half of FY 2015, from the one time negative month-over-month change seen in February.

The employment picture continues to improve, with the US adding on average 250,000 non-farm jobs per month over a 12 month period. Notably, the unemployment reading recently dropped to 5.3%, a marked improvement from 5.8% at FY 2014 end. First time jobless claims remain well below levels seen in the prior five years, and recently dipped to 255,000, one of the strongest readings in years. We view this as a very positive sign for the employment picture and future economic growth.

The energy sector almost certainly contributed to the slowdown in economic activity in the first quarter, with the US drilling rig count falling from 1,763 at the end of FY 2014 to 875 at the end of the first half of FY 2015. After bottoming in June 2015, the industry has seen drilling activity begin to recover more recently. Despite the decline in drilling activity, domestic natural gas production remains near all-time highs, lately averaging 7% higher than a year ago, while demand has also increased primarily from electricity generation. Similarly, domestic crude oil production remains close to record levels, and has recently been running at a rate of more than 9.5 million barrels per day, up from 8.5 million barrels a year ago. With gasoline prices sharply lower than year ago levels, refinery input has been elevated. We believe that rising supply, and increased demand, for both oil and

natural gas will provide robust fundamentals for the midstream MLPs in which Spirit of America Energy Fund (the “Fund”) is predominantly invested. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For six month period ended May 31, 2015, the S&P 500 (the “Index”) provided a total return of 5.64%. Sectors such as Utilities, Healthcare, Technology and industries such as Real Estate led the Index higher. Conversely, stocks in the Energy sector were some of the laggards which detracted most from index returns. As members of the Energy sector, MLPs were not immune from these concerns.

Fund Summary

The Fund, SOAEX, remained diversified across several sub-industries, many companies and partnerships, and amongst various geographic areas. Although designed with the goal of outperforming the broader market, The Fund had a total return of -4.76% (no load) for the first half of fiscal year 2015 (Source: Huntington Asset Services). This compares to the 2.97% returned by its benchmark Index for the same period. That result does not take the maximum front end sales charge of 5.75% into account.

The Fund’s underperformance relative to its benchmark was primarily due to its overweight allocation to partnerships involved in exploration and production of petrochemicals, followed by its exposure to pipelines. Including sales charge and expenses, as of May 31, 2015, the Fund’s fiscal year return was -10.19%. (Source: Huntington Asset Services).

2	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of May 31, 2015

Oil & Gas Storage & Transportation (MLP)	73.85%	$187,531,822
Oil & Gas Refining, Marketing & Transportation (MLP)	8.17	20,752,661
Oil & Gas Equipment & Services (MLP)	5.90	14,973,954
Oil & Gas Exploration & Production (MLP)	4.06	10,320,817
Common Stocks (non-MLP)	1.25	3,178,107
Intergrated Oil & Gas (MLP)	1.24	3,149,123
Oil & Gas, Consumable Fuels (MLP)	0.88	2,225,410
Gas Utilities (MLP)	0.50	1,265,923
Preferred Stocks (non-MLP)	0.41	1,045,000
Money Market	3.74	9,504,614
Total Investments	100.00%	$253,947,431

Average Annual Returns (Unaudited)

(For the Periods Ended May 31, 2015)

	Six Months	Since Inception (July 10, 2014)
Spirit of America Energy Fund (NAV)	-4.76%	-12.71%
Spirit of America Energy Fund (POP)	-10.19%	-17.73%
S&P 500® Index	2.97%	8.77%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.75% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

ENERGY FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Growth of $10,000

(includes one-time 5.75% maximum sales charge and reinvestment of all distributions)

*	Commenced operations on July 10, 2014.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD DECEMBER 1, 2014 TO MAY 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, December 1, 2014 to May 31, 2015.

Spirit of America Energy Fund

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$952.40	1.55%	$7.55
Hypothetical 5% Return	$1,000.00	$1,017.20	1.55%	$7.80

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (182), then divided by 365.

ENERGY FUND	5

SCHEDULE OF INVESTMENTS	MAY 31, 2015 (UNAUDITED)

	Shares	Market Value
Common Stocks 98.28%

Energy 96.48%
American Midstream Partners LP	38,694	$708,100
Antero Midstream Partners LP	125,700	3,582,450
Azure Midstream Partners LP	140,051	2,225,410
Blueknight Energy Partners LP	211,151	1,630,086
Buckeye Partners LP	27,935	2,160,214
Calumet Specialty Products Partners LP	419,634	11,174,853
Cheniere Energy Partners LP	190,641	6,327,375
Cone Midstream Partners LP	345,244	6,735,710
DCP Midstream Partners LP	139,522	5,273,932
Dominion Midstream Partners LP	3,092	130,359
Enable Midstream Partners LP	36,829	655,556
Enbridge Energy Partners LP	187,180	6,942,506
Enbridge, Inc.	6,129	293,702
Energy Transfer Equity LP	56,418	3,874,224
Energy Transfer Partners LP	242,977	13,662,597
EnLink Midstream Partners LP	219,252	5,441,835
Enterprise Products Partners LP	452,124	14,657,860
EQT GP Holdings LP	19,589	631,158
EQT Midstream Partners LP	57,708	4,828,428
Exterran Partners LP	88,872	2,300,896
Genesis Energy LP	77,994	3,792,848
Global Partners LP	54,539	2,268,822
Kinder Morgan, Inc.	141,900	5,887,431
Magellan Midstream Partners LP	137,689	10,976,567
MarkWest Energy Partners LP	159,522	10,309,907
Martin Midstream Partners LP	59,619	2,100,974
Memorial Production Partners LP	97,893	1,462,521
Midcoast Energy Partners LP	200,742	2,441,023
NGL Energy Partners LP	294,730	8,859,584
NuStar Energy LP	66,271	4,135,973
Phillips 66 Partners LP	71,703	5,215,676
Plains All American Pipeline LP	209,832	9,851,612
Rice Midstream Partners LP	339,321	5,785,423
Rose Rock Midstream LP	86,911	4,403,780
Southcross Energy Partners LP	337,975	4,549,144
Spectra Energy Partners LP	203,645	10,385,895
Sprague Resources LP	69,675	1,929,998
Summit Midstream Partners LP	32,408	1,089,881
Sunoco Logistics Partners LP	125,000	4,950,000
Sunoco LP	25,174	1,163,039
Tallgrass Energy Partners LP	75,951	3,758,815
Targa Resources Partners LP	230,580	9,967,973
Teekay LNG Partners LP	23,106	810,096

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

	Shares	Market Value

Energy (cont.)
Tesoro Logistics LP	77,635	$4,488,079
USA Compression Partners LP	466,767	10,404,236
Valero Energy Partners LP	25,989	1,330,897
Western Gas Equity Partners LP	19,047	1,219,960
Western Gas Partners LP	151,909	10,405,766
Williams Cos., Inc./(The)	5,325	272,108
Williams Partners LP	18,003	1,006,008
		238,461,287

Real Estate Investment Trusts 1.29%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	155,181	3,178,107

Utilities 0.51%
Ferrellgas Partners LP	23,994	592,892
Suburban Propane Partners LP	15,366	673,031
		1,265,923
Total Common Stocks (Cost $248,479,612)		242,905,317

Preferred Stocks 0.42%

Consumer Staples 0.22%
CHS, Inc., Series 4, 7.50%	20,000	545,400

Real Estate Investment Trusts 0.20%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	20,000	499,600
Total Preferred Stocks (Cost $1,000,000)		1,045,000

	Principal Amount	Market Value

Corporate Bonds 0.20%
Vanguard Natural Resources LLC / VNR Finance Corp., 7.88%, 4/1/20	$500,000	$492,500
Total Corporate Bonds (Cost $430,903)		492,500

ENERGY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

	Shares	Market Value

Money Market 3.85%
Fidelity Institutional Money Market Portfolio — Institutional Class, 0.14% (a)	9,504,614	$9,504,614
Total Money Market
(Cost $9,504,614)		9,504,614

Total Investments — 102.75%
(Cost $259,415,129)		253,947,431
Liabilities in Excess of Other Assets — (2.75)%		(6,792,379)

NET ASSETS — 100.00%		$247,155,052

(a)	Rate disclosed is the seven day yield as of May 31, 2015.

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	MAY 31, 2015 (UNAUDITED)

ASSETS
Investments in securities at value (cost $259,415,129)	$253,947,431
Receivable for Fund shares sold	2,039,813
Dividends and interest receivable	21,619
Deferred offering costs	5,366
Deferred tax asset	43,500
Prepaid expenses	38,868
TOTAL ASSETS	256,096,597

LIABILITIES
Payable for Fund shares redeemed	123,875
Payable for investments purchased	7,741,185
Payable for investment advisory fees	211,634
Payable for accounting and administration fees	18,521
Payable for distributions to shareholders	716,799
Payable for distribution fees	50,521
Payable to custodian	6,305
Payable for audit fees	14,100
Payable for printing fees	17,771
Payable for transfer agent fees	7,927
Other accrued expenses	32,907
TOTAL LIABILITIES	8,941,545
NET ASSETS	$247,155,052
Net assets applicable to 30,454,076 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$247,155,052
Net asset value and redemption price per share ($247,155,052 ÷ 30,454,076 shares)	$8.12
Maximum offering price per share ($8.12 ÷ 0.9425)	$8.62

SOURCE OF NET ASSETS
As of May 31 2015, net assets consisted of:
Paid-in capital	$258,710,267
Accumulated undistributed net investment income (loss), net of deferred taxes	(1,609,320)
Accumulated net realized loss on investments, net of deferred taxes	(4,478,116)
Net unrealized appreciation (depreciation) on investments, net of deferred taxes	(5,467,779)
NET ASSETS	$247,155,052

See accompanying notes to financial statements.

ENERGY FUND	9

STATEMENT OF OPERATIONS

For the Period Ended May 31, 2015

INVESTMENT INCOME
MLP Distributions	$5,696,971
Less Return of Capital	(5,696,971)
Dividends (net of foreign taxes withheld of $695)	225,082
Interest	15,475
TOTAL INVESTMENT INCOME	240,557

EXPENSES
Investment advisory	852,196
Distribution	224,261
Accounting and Administration	40,815
Auditing	7,400
Chief Compliance Officer	2,614
Custodian	7,166
Directors	8,931
Insurance	14,700
Legal	8,468
Printing	41,258
Registration	5,785
Transfer agent	36,862
Line of credit	311
Interest	320
Offering costs	26,538
Other	52,768
TOTAL EXPENSES	1,330,393
Fees recouped by Adviser	65,960
NET EXPENSES	1,396,353
NET INVESTMENT LOSS BEFORE TAXES	(1,155,796)
Deferred tax benefit	(124,106)
NET INVESTMENT LOSS NET OF DEFERRED TAXES	(1,279,902)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(4,982,095)
Net realized gain on foreign currency transactions	4
Deferred tax expense	181,935
Net realized loss, net of deferred taxes	(4,800,156)
Net change in unrealized appreciation (depreciation) of investments	3,729,036
Deferred tax benefit net of valuation allowance	(57,829)
Net unrealized appreciation, net of deferred taxes	3,671,207
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,128,949)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,408,851)

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Year Ended November 30, 2014(a)

OPERATIONS
Net investment loss, net of deferred taxes	$(1,279,902)	$(231,241)
Net realized gain (loss) on investment transactions, net of deferred taxes	(4,800,156)	322,040
Net change in unrealized appreciation (depreciation) of investments, net of deferred taxes	3,671,207	(9,138,986)
Net decrease in net assets resulting from operations	(2,408,851)	(9,048,187)

DISTRIBUTIONS TO SHAREHOLDERS
From net investments income	—	(98,177)
From return of capital	(8,856,463)	(2,185,935)
Total distributions to shareholders	(8,856,463)	(2,284,112)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	136,668,643	132,027,397
Shares issued from reinvestment of distributions	5,556,364	1,457,893
Shares redeemed	(5,015,768)	(941,864)
Increase in net assets derived from capital share transactions	137,209,239	132,543,426
Total increase in net assets	125,943,925	121,211,127

NET ASSETS
Beginning of period	121,211,127	—
End of period	$247,155,052	$121,211,127

Accumulated undistributed net investment income (loss)	$(1,485,214)	$(329,418)

Transactions in capital stock were:
Shares sold	16,802,275	13,519,500
Shares issued from reinvestment of distributions	687,406	155,114
Shares redeemed	(611,951)	(98,268)
Increase in shares outstanding	16,877,730	13,576,346

(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014.

See accompanying notes to financial statements.

ENERGY FUND	11

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Period Ended November 30, 2014*

Net Asset Value, Beginning of Period	$8.93	$10.00

Income from Investment Operations:
Net investment income	(0.06)[1]	(0.05)[1]
Return of capital	0.26 [1]	0.26 [1]
Net realized and unrealized loss on investments	(0.63)	(1.03)
Total income from investment operations	(0.43)	(0.82)

Less Distributions:
Distributions from net investment income	—	(0.01)
From return of capital	(0.38)	(0.24)
Total distributions	(0.38)	(0.25)

Net Asset Value, End of Period	$8.12	$8.93
Total Return[2]	(4.76)%[3]	(8.35)%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$247,155	$121,211
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.48%[4]	1.86%[4]
Net of expense waivers or recoupment and before deferred tax benefit	1.55%[4]	1.55%[4]
Deferred tax expense[5]	0.00%[4]	0.00%[4]
Total net expenses	1.55%[4]	1.55%[4]
Ratio of net investment income to average net assets:
Before expense waivers or recoupment and deferred tax benefit	(1.21)%[4]	(1.76)%[4]
Net of expense waivers or recoupment and before deferred tax benefit	(1.28)%[4]	(1.45)%[4]
Deferred tax benefit[6]	(0.14)%[4]	0.51%[4]
Net investment loss	(1.42)%[4]	(0.94)%[4]
Portfolio turnover	14%[3]	12%[3]

* For the period July 10, 2014 (commencement of operations) to November 30, 2014.

1 Calculated using average shares method.

2 Calculation does not reflect sales load.

3 Calculation is not annualized.

4 Calculation is annualized.

5 Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain(loss).

6 Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	MAY 31, 2015 (UNAUDITED)

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end nondiversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 10, 2014. The Fund seeks to provide shareholders with long-term capital appreciation and attractive levels of current income through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –

Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

ENERGY FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of May 31, 2015 is as follows:

	Value Inputs

Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
Common Stocks*	$242,905,317	$—	$—	$242,905,317
Preferred Stocks	1,045,000	—	—	1,045,000
Corporate Bonds	—	492,500	—	492,500
Money Market Securities	9,504,614	—	—	9,504,614

Total	$253,454,931	$492,500	$—	$253,947,431

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels during the period ended May 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as

“regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax- deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, Spirit of America Energy Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consisted of the following as of November 30, 2014:

	Current	Deferred	Total
Federal	$(58,360)	$(798,007)	$(856,367)
State (net of federal)	(3,605)	(49,288)	(52,893)
Valuation Allowance	—	909,260	909,260

Total tax expense	$(61,965)	$61,965	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of May 31, 2015
Deferred tax assets:
Net unrealized loss on investment securities	$1,134,096
Net operating loss carryforward	3,359,144
Less Deferred tax liabilities:
Income from investments in MLPs	(319,716)
Other	(2,042)

Total Deferred Tax Asset / (Liability)	4,171,482
Valuation Allowance	(4,171,482)

Net Deferred Tax Asset / (Liability)	$—

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

Net operating loss carryforwards are available to offset future taxable income. Net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$9,305,107	November 30, 2035

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Net operating losses that may be generated by the Fund are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years. The Fund expects to have losses in the current period of which they intend to carryback.

Based upon the Fund’s assessment, it has determined that is it more likely than not that a portion of its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant increases in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/ (losses) on investment before taxes as follows:

July 10, 2014 to May 31, 2015
Income tax expense at statutory rate	$(819,009)
State income tax benefit (net of federal effect)	(52,892)
Permanent differences, net	(34,932)
Adjustment to Federal Rate	(2,427)
Valuation Allowance	909,260

Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from July 10, 2014 (commencement of operations) to May 31, 2015, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The initial tax period

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

ended November 30, 2014 remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of May 31, 2015
Gross unrealized appreciation —investment securities	$8,570,468
Gross unrealized depreciation —investment securities	(11,712,007)

Net unrealized depreciation —investment securities	(3,141,539)

Cost basis of investments	$257,088,970

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Fund anticipates that, a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended May 31, 2015, excluding short-term investments, were $152,147,144 and $25,821,677, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the period ended May 31, 2015 were $852,196.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.55% of the average daily net assets of the Fund through April 30, 2016. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. For the six months ended May 31, 2015, the Adviser recouped $65,960 from the Fund.

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of May 31, 2015 was $10,249. Of this balance, $10,249 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended May 31, 2015, fees paid to the Distributor under the Plan were $224,261.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended May 31, 2015, sales charges received by the Distributor were $8,899,088. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended May 31, 2015, the Fund was allocated $2,614 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and- demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Note 6 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2016. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

Total bank line of credit as of May 31, 2015	$3,000,000
Average borrowings during period	364,306
Number of days outstanding*	3
Average interest rate during period	1.671%
Highest balance drawn during period	565,910
Highest balance interest rate	1.686%
Interest expense incurred	$320
Interest rate at May 31, 2015	1.686%

*	Number of days outstanding represents the total days during the period ended May 31, 2015 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the Litigation) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege,

ENERGY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2015 (UNAUDITED)

among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

20	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov. As this is the Spirit of America Energy Fund’s first fiscal year in operation, historical proxy voting information is not applicable.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOAEN-SAR15

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	8/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	8/4/15

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	8/4/15